HIGHLAND FUNDS I

Highland Long/Short Equity Fund

Highland Merger Arbitrage Fund       (each, a "Fund" and collectively, the "Funds")

Supplement dated April 16, 2020 to the Funds' Summary Prospectus and Prospectus, dated

October 31, 2019, as supplemented from time to time

This supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus. Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus and Prospectus.

Effective immediately, the sub-sections entitled "Annual Fund Operating Expenses" in the Summary Prospectus and Prospectus are hereby deleted in their entirety and replaced with the following:

Highland Long/Short Equity Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Z
Management fee	2.25%	2.25%	2.25%
Distribution and/or Service (12b-
1) Fees	0.35%	1.00%	None
Other Expenses	1.74%	1.74%	1.74%
Interest Payments and
Commitment Fees on
Borrowed Funds	0.49%	0.49%	0.49%
Dividend Expense on Short
Sales	0.66%	0.66%	0.66%
Remainder of Other Expenses	0.59%	0.59%	0.59%
Acquired Fund Fees and	0.03%	0.03%	0.03%
Expenses
Total Annual Fund Operating	4.37%	5.02%	4.02%
Expenses3
Management Fee Waiver4	-1.25%	-1.25%	-1.25%
Total Annual Fund Operating
Expenses After Management Fee
Waiver	3.12%	3.77%	2.77%

1

2

3

4

Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within 18 months of purchase.

Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan. Total Annual Fund Operating Expenses differ from the ratios of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Highland Capital Management Fund Advisors, L.P. ("HCMFA" or the "Adviser") has contractually agreed to waive 1.25% of the Fund's management fee. This fee waiver will continue through at least October 31, 2020, and may not be terminated prior to this date without the consent of the Fund's Board of Trustees.

Highland Merger Arbitrage Fund

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class Z
Management fee	1.20%	1.20%	1.20%
Distribution and/or Service (12b-1)
Fees	0.35%	1.00%	None
Other Expenses	3.76%	3.70%	3.79%
Interest Payments and
Commitment Fees on Borrowed
Funds	0.73%	0.73%	0.73%
Dividend Expense on Short
Sales	2.01%	2.01%	2.01%
Remainder of Other Expenses	1.02%	0.96%	1.05%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating
Expenses	5.32%	5.91%	5.00%
Expense Reimbursement3	-0.86%	-0.77%	-0.74%
Total Annual Fund Operating
Expenses After Expense
Reimbursement	4.46%	5.14%	4.26%

1

2

3

Class A Shares bought without an initial sales charge in accounts aggregating $500,000 or more at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within 18 months of purchase.

Class C Shares are subject to a 1% CDSC for redemptions of shares within one year of purchase. This CDSC does not apply to redemptions under a systematic withdrawal plan.

Highland Capital Management Fund Advisors, L.P. ("HCMFA" or the "Adviser") has contractually agreed to limit the total annual operating expenses (exclusive of fees paid by the Fund pursuant to its distribution plan under Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), taxes, dividend expenses on short sales, interest payments, brokerage commissions and other transaction costs, acquired fund fees and expenses, and extraordinary expenses (collectively, the "Excluded Expenses")) of the Fund to 1.50% of average daily net assets attributable to any class of the Fund (the "Expense Cap"). The Expense Cap will continue through at least October 31, 2020 and may not be terminated prior to this date without the action or consent of the Fund's Board of Trustees. Under the expense limitation agreement, the Adviser may recoup waived and/or reimbursed amounts with respect to the Fund within thirty-six months of the date such amounts were waived or reimbursed, provided the Fund's total annual operating expenses, including such recoupment, do not exceed the Expense Cap in effect at the time of such waiver/reimbursement.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR

FUTURE REFERENCE.

HFI-PROS-SUPP2-0420